[LOGO]IVY FUNDS

                             Ivy International Fund

                          Supplement Dated May 3, 2000
                         to Prospectus Dated May 1, 2000

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         The information in this  Supplement  updates and amends the information presented in the "Management" section of the Prospectus dated May 1, 2000.

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         Northern  Cross   Investments,   Ltd.  is  resigning  its  position  as
sub-advisor of Ivy International Fund effective May 15, 2000. Following the resignation of Northern Cross, the Fund's current investment advisor, Ivy
Management, Inc. ("IMI"), will assume management of the Fund's investment portfolio. Sheridan P. Reilly, Senior Vice President and Chief Investment Officer for International Equities at IMI, will serve as lead manager for the Fund, supported by IMI's international equity team (comprised of portfolio managers and research analysts). Prior to joining IMI in April, 2000, Mr. Reilly served as team leader for institutional international investing and was responsible for $14 billion in assets at Scudder Kemper Investments, Inc. in New York. While at Scudder Kemper Investments, he also managed at various times the Scudder International Growth and Income Fund, the Kemper International Growth and Income Fund and the AARP International Stock Fund. He was also part of the team that managed the Scudder International Fund. Mr. Reilly has 16 years of professional investment experience.

         Ivy International Fund will be reopened to new shareholders on June 1, 2000.

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                           Via Mizner Financial Plaza
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                                  800.456.5111
                              www.ivymackenzie.com
                         E-mail: invest@ivymackenzie.com